[Outside front cover]


P R O S P E C T U S
May 3, 1999

THE BERKSHIRE FUNDS

BERKSHIRE FOCUS FUND
For Investors Seeking Long-Term Capital Appreciation


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities, nor has the Commission determined that this Prospectus is complete or accurate. Any representation to the contrary is a criminal offense.


[LOGO]

The Berkshire Funds
The Berkshire Focus Fund
475 Milan Drive, Suite #103
San Jose, California 95134-2453

TABLE OF CONTENTS


The Fund                                                            4
---------------------------------------------------------------------

The Objective of the Fund.......................................    4
The Principal Investment Strategies and Policies of the Fund....    4
The Investment Selection Process Used by the Fund...............    5
The Principal Risks of Investing in the Fund....................    7
Who Should Invest...............................................    8
Performance History.............................................    9
Costs of Investing in the Fund..................................   10
Expense Example.................................................   11
Additional Investment Strategies and Risk Considerations........   11


Who Manages the Fund                                               14
---------------------------------------------------------------------

The Investment Adviser..........................................   14
The Portfolio Manager...........................................   14


How to Buy and Sell Shares                                         15
---------------------------------------------------------------------

Pricing of Fund Shares..........................................   15
Investing in the Fund...........................................   16
Minimum Investments.............................................   16
Types of Account Ownership......................................   17
Instructions For Opening and Adding to an Account...............   18
Telephone and Wire Transactions.................................   19
Tax-Deferred Plans..............................................   20
Types of Tax-Deferred Accounts..................................   21
Automatic Investment Plans......................................   22
Instructions For Selling Fund Shares............................   22
Additional Redemption Information...............................   24
Shareholder Communications......................................   26
Dividends and Distributions.....................................   26
Taxes...........................................................   27


Financial Highlights                                               28
---------------------------------------------------------------------


                                                                 Prospectus  2

YOUR GUIDE
TO THE PROSPECTUS


This Prospectus is designed to help you make an informed decision about whether investing in the Berkshire Focus Fund is appropriate for you. Please read it carefully before investing and keep it on file for future reference. To make this Prospectus easy for you to read and understand, we have divided it into four sections: The Fund, Who Manages the Fund, How to Buy and Sell Shares, and Financial Highlights. Each section is organized to help you quickly identify the information that you are looking for.

The first section, The Fund, tells you four important things about the Fund that you should know before you invest:

* The Fund's investment objective - what the Fund is trying to achieve.

* The principal investment strategies of the Fund - how the Fund tries to meet its investment objective.

* The Fund's method of selecting investments - how the Fund chooses its primary investments.

* Risks you should be aware of - the principal risks of investing in the Fund.

The other three sections of the Prospectus - Who Manages the Fund, How to Buy and Sell Shares, and Financial Highlights - provide you with information about the Fund's management, the services and privileges available to you, how we price shares of the Fund, how to buy and sell shares, and financial information about the Fund.


                                                                 Prospectus  3

THE FUND


THE OBJECTIVE OF THE FUND

* The Fund seeks long-term capital appreciation. Receipt of income is a secondary consideration.


THE PRINCIPAL INVESTMENT STRATEGIES
AND POLICIES OF THE FUND

* The Fund invests primarily in the common stocks of large companies (with a market capitalization of $5 billion or more) and normally maintains a core position of 20-30 common stocks selected for their long-term growth potential.

* The Fund concentrates its investments in the securities of companies in the technology industry, which means at least 25%, and as much as 100%, of the Fund's assets can be invested in companies engaged in the development, production, or distribution of technology-related products or services. These types of products and services currently include office and business equipment, computer hardware and software, peripherals, mass storage devices, semiconductors, data networking and telecommunications equipment, and Internet-related products and services.


[Side panel: The Fund's ticker symbol is BFOCX. You may follow the changes in the Fund's daily share price by entering the Fund's ticker symbol anywhere you would normally obtain a stock quotation.]

[Side panel: The Fund's objective may be changed by the Board of Trustees without shareholder approval. You will receive advance written notice of any material changes to the Fund's objective. If there is a material change, you should consider whether the Fund remains an appropriate investment for you.]

[Side panel: Market capitalization is the most commonly used measure of the size and value of a company. A company's market capitalization is computed by multiplying the current share price by the total number of shares outstanding.]


                                                                 Prospectus  4

* The Fund invests primarily in growth companies whose revenues and earnings are likely to grow faster than the economy as a whole, offering above-average prospects for capital appreciation and little or no emphasis on dividend income.

* The Fund is a "non-diversified" portfolio, which means it can invest in fewer securities at any one time than diversified portfolios.

* Under adverse market conditions, when investment opportunities are limited, or in the event of exceptional redemption requests, the Fund may hold cash or cash-equivalents and invest without limit in obligations of the U.S.
Government and its agencies and in money market securities, including high-grade commercial paper, certificates of deposit, repurchase agreements and short-term debt securities. Under these circumstances, the Fund may not participate in stock market advances or declines to the same extent it would had it remained more fully invested in common stocks. As a result, the Fund may not achieve its investment objective.


THE INVESTMENT SELECTION PROCESS
USED BY THE FUND

In selecting investments for the Fund, the Adviser focuses on industry leaders with dominant franchises and strong growth prospects. The Adviser also uses an approach that combines "top down" economic analysis with an emphasis on "bottom up" stock selection.

* The "top down" approach considers such macro-economic factors as interest rates, inflation, gross domestic product, unemployment, inventories, tax rates, and the regulatory environment, as well as global trends, the overall competitive landscape, industry consolidation and the sustainability of the economic trends to pre-


[Side panel: Mutual funds generally emphasize either "growth" or "value" styles of investing. Growth funds invest in companies that exhibit faster-than-average growth in revenues and earnings, appealing to investors who are willing to accept more volatility in hopes of a greater increase in share price. Value funds invest in companies that appear underpriced according to certain financial measurements of their intrinsic worth or business prospects. Value funds appeal to investors who want some dividend income and the potential for capital gains, but are less tolerant of shareprice fluctuations. The Fund invests primarily in growth companies.]

[Side panel: All mutual funds must elect to be "diversified" or "non-diversified." As a non-diversified portfolio, the Fund may invest half of its total assets in two or more securities, while the other half is spread out among investments not exceeding 5% of the Fund's total assets at the time of purchase. As a result, the Fund has the ability to take larger positions in a smaller number of securities than a diversified portfolio. These limitations do not apply to U.S. Government securities.]


                                                                 Prospectus  5
dict the direction of the economy. As a result, the Adviser attempts to identify sectors, industries, and companies which should benefit from the overall trends.

* Upon completion of its "top down" analysis, the Adviser then takes a "bottom up" approach to selecting individual companies that are most likely to benefit from the observed trends. In other words, the Advisor seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

* In determining whether to invest in a particular company, the Adviser focuses on a number of different attributes, including the company's specific market expertise or dominance, its franchise durability, sustainable revenue and earnings growth, pricing power, strong balance sheet, improving return on equity, the ability to generate free cash flow, and experienced, motivated, and creative management.

* The Adviser also implements fundamental security analysis on individual companies which have been identified through the "bottom up" approach. The Adviser develops earnings forecasts and cash flow models for each company from specific sources of information which include general economic and industry data as provided by the United States Government, various trade associations and other sources, and published corporate financial data such as annual reports, 10-Ks, and quarterly statements, as well as direct interviews with company management. The Adviser reviews traditional financial data such as price-sales and price-earnings ratios, return on assets and equity, gross and net margins, current and quick ratios, inventory turns, book value, and debt-equity ratios. The Adviser also employs dividend and cash flow discounting models to determine the company's intrinsic value which the Adviser compares to the company's current share price.


[Side panel: Fundamental vs. Technical Analysis: There are two major schools of stock market analysis used in determining whether a particular stock or group of stocks are undervalued or overvalued relative to their current market price. The first major school is fundamental analysis which relies on an analysis of the balance sheet and income statements of companies in order to forecast their future stock price movements. The other major school is technical analysis which is not concerned with the financial position of a company, but instead relies on price and volume movements through the use of charts and computer programs to identify and project trends in a market or security. The Adviser relies on fundamental analysis in selecting portfolio securities for the Fund.


                                                                 Prospectus  6

THE PRINCIPAL RISKS OF
INVESTING IN THE FUND


Risks in General

Domestic and foreign economic growth and market conditions, interest rate levels, and political events are among the factors affecting the securities markets of the Fund's investments. There is the risk the Adviser will not accurately predict the direction of these and other factors and, as a result, the Adviser's investment decisions may not accomplish what they were intended to achieve. You could lose money investing in the Fund. You should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program.


Risks of Investing in Common Stocks

The Fund invests primarily in the common stocks of large companies, which subjects the Fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

Many factors affect an individual company's performance, such as the strength of its management or the demand for its product or services. You should be aware that the value of a company's share price may decline as a result of poor decisions made by management or lower demand for the company's products or services. In addition, a company's share price may also decline if its earnings or revenues fall short of expectations.

Overall stock market risks may also affect the value of the Fund. Over time, the stock markets tend to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. The value of the Fund's investments may increase or decrease more than the stock markets in general.


Risk of Non-Diversification

As previously mentioned, the Fund is a non-diversified portfolio, which means that it has the ability to take larger positions in a smaller number of securities than a diversified portfolio. Non-diversification increases the risk that the value of the Fund could go down because of the poor performance of a single investment.


                                                                 Prospectus  7

Industry Risk

Industry risk is the possibility that stocks within the same industry will decline in price due to industry-specific market or economic developments. To the extent that the Fund concentrates its investments in the technology industry, the Fund is subject to the risk that companies in that industry are likely to react similarly to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that market segment. Because of the rapid pace of technological development, there is the risk that the products and services developed by these companies may become rapidly obsolete or have relatively short product cycles. There is also the risk that the products or services offered by these companies will not meet expectations or even reach the marketplace. Although the Adviser currently believes that investments by the Fund in the technology industry will offer greater opportunity for growth of capital than investments in other industries, such investments can fluctuate dramatically in value and will expose you to greater than average risk.


WHO SHOULD INVEST

The Fund may be suitable for you if:

*  You are seeking growth of capital over the long-term - at least five years.
*  You can tolerate greater risks associated with common stock investments.
*  You are not looking for current income.
*  You characterize your investment temperament as "relatively aggressive."
* You are seeking a fund that emphasizes investments in technology-related companies.
*  You are willing to accept significant fluctuations in share price.
*  You are not pursuing a short-term goal or investing emergency reserves.


                                                                 Prospectus  8

Performance History

The bar chart and table below show the variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows the Fund's performance for 1998 together with the best and worst quarters since inception. The table compares the Fund's average annual returns for the periods indicated to those of broad-based securities market indices. As with all mutual funds, past results are not an indication of future performance.


BERKSHIRE FOCUS FUND
==========================================================================
(Total return as of 12/31/98)
==========================================================================
                            [HORIZONTAL BAR CHART]



|================================================|       104.17%

         1998
     Total Return



==========================================================================
 Best Quarter  (12-31-98)  +58.06%    Worst Quarter  (9-30-98)  -2.19%
==========================================================================


                      Average annual total return for periods ended 12/31/98
                      ------------------------------------------------------
                                                          Since Inception
                                               1 year         (7/1/97)

Berkshire Focus Fund                           104.17%         46.46%
Dow Jones Industrial Average(1)                 18.13%         14.71%
S&P 500 Index(2)                                28.72%         26.44%
NASDAQ Composite Index(3)                       40.20%         32.75%
                                        ------------------------------------

(1) The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely-held stocks listed on the New York Stock Exchange.

(2) The S&P 500 is the Standard & Poor's composite index of 500 Stocks, a widely recognized, unmanaged idex of common stock prices.

(3) The NASDAQ Composite Index is an unmanaged index which averages the trading prices of more than 3,000 domestic over-the-counter companies.


                                                                 Prospectus  9

COSTS OF INVESTING IN THE FUND

The following table describes the expenses and fees that you may pay if you buy and hold shares of the Fund. Annual fund operating expenses are paid out of the assets of the Fund, so their effect is already included in the Fund's daily share price.


Shareholder Fees
(fees paid directly from your investment)
----------------------------------------------------------------------------

Sales Charge (Load) Imposed on Purchases.....................None
Deferred Sales Charge (Load).................................None
Sales Charge (Load) Imposed on Reinvested Dividends..........None
Redemption Fee...............................................None
Exchange Fee.................................................None

Annual Fund Operating Expenses(a)
(expenses that are deducted from Fund assets)
----------------------------------------------------------------------------

Management Fees.............................................1.50%
12b-1 Distribution Fees......................................None
Other Expenses(b)...........................................0.50%
Total Annual Fund Operating Expenses........................2.00%

----------------------------------------------------------------------------

(a) The expense information has been restated to reflect fees in effect for 1999.

(b) Fees payable under the Administration Agreement between the Fund and the Adviser are fixed at 0.50% of the Fund's average daily net assets up to $50 million, 0.45% of such assets from $50 million to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion, and 0.30% of such assets in excess of $1 billion.


[Side panel: The Fund is a no-load investment, which means you do not pay any fees when you buy or sell shares of the Fund. As a result, all of your investment goes to work for you.]


                                                                Prospectus  10

EXPENSE EXAMPLE

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


Shareholder Transaction Expenses
=============================================================================
                  One Year       Three Years       Five Years       Ten Years
                -------------------------------------------------------------
Your costs:         $203            $627            $1,078            $2,327
=============================================================================


ADDITIONAL INVESTMENT STRATEGIES
AND RISK CONSIDERATIONS


General

The Fund invests primarily in common stocks and similar securities, including preferred stocks, warrants, securities convertible into common stock and securities purchased on a when-issued basis.


Special Situations

The Fund's portfolio is generally anchored in stable growth companies. However, the Fund may invest in more aggressive growth companies and in special situations, such as when, in the opinion of the Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development. Developments creating a special situation might include a new product or process, a technological breakthrough, a management change or other extraordinary corporate event or a difference in market supply and demand for the security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.


[Side panel: Understanding expenses: Operating a mutual fund involves a variety of expenses including those for portfolio management, shareholder statements, tax reporting and other services. These expenses are paid from the Fund's assets in the form of a management fee and administrative fee. Their effect is already factored into the Fund's daily share price and returns.]


                                                                Prospectus  11

Portfolio Turnover

The Fund generally purchases securities for long-term investment although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or comparable security to take advantage of short-term differentials in securities prices. Changes are made in the Fund's portfolio whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions. Increased portfolio turnover may cause the Fund to incur higher brokerage costs, which may adversely affect the Fund's performance, and may produce increased taxable distributions.


Options and Other Derivatives

The Fund may use options on securities, securities indices and other types of derivatives primarily for hedging purposes. The Fund may also invest, to a lesser degree, in these types of securities for non-hedging purposes, such as seeking to enhance returns.

Derivatives are financial instruments whose value depends upon, or is derived from, the value of the underlying investment, pool of investments, or index. The Fund's return on a derivative typically depends on the change in the value of the investment, pool of investments, or index specified in the derivative instrument. Derivatives involve special risks and may result in losses. The Fund will be dependent on the Adviser's ability to analyze and manage these sophisticated instruments. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders.


Foreign Securities

The Fund may invest up to 15% of its net assets in foreign securities. These investments may be publicly traded in the United States or on a foreign ex-change and may be bought and sold in a foreign currency. The Adviser generally selects foreign securities on a stock-by-stock basis based on growth potential. Foreign investments are subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.


                                                                Prospectus  12

Fixed Income Securities

Under normal market conditions, the Fund may invest up to 15% of its total assets in all types of fixed income securities, including U.S. government obligations, and up to 10% of its total assets in high-yield bonds. The Fund may also purchase fixed income securities on a when-issued, delayed delivery, or forward commitment basis.

Fixed income securities are subject to credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if an issuer of a fixed income security cannot meet its financial obligations or goes bankrupt. Interest rate risk is the risk that the Fund's investments in fixed income securities may fall when interest rates rise.

Investments in high-yield bonds are considered to be more speculative than higher quality fixed income securities. They are more susceptible to credit risk than investment-grade securities, especially during periods of economic uncertainty or economic downturns. The value of lower quality securities are subject to greater volatility and are generally more dependent on the ability of the issuer to meet interest and principal payments than higher quality securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings.


Year 2000 Issue

The Fund depends on the smooth functioning of computer systems in almost every aspect of its business. Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser or the Fund's various service providers do not properly process and calculate date-related information and data on and after January 1, 2000. This possibility is commonly known as the "Year 2000 Issue." The Adviser has taken steps that it believes are reasonably designed to address the Year 2000 Issue with respect to computer systems that are used and to obtain reasonable assurances that comparable steps are being taken by the Fund's major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund. In addition, the Adviser cannot make any assurances that the Year 2000 Issue will not affect the companies in which the Fund invests or worldwide markets and economies.


                                                                Prospectus  13

WHO MANAGES THE FUND


THE INVESTMENT ADVISER

Berkshire Capital Holdings, Inc., located at 475 Milan Drive, Suite #103, San Jose, California 95134, serves as the investment adviser to the Fund under an Investment Advisory Agreement with The Berkshire Funds (the "Trust"). The Agreement provides that the Adviser will furnish continuous investment advisory and management services to the Fund. Berkshire Capital was organized in February 1993 and began serving as investment adviser to the Fund in July 1997. Malcolm R. Fobes III is the controlling shareholder and Chief Executive Officer of the Adviser.

The Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust's Board of Trustees. Under the Investment Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the Fund. Berkshire Capital also pays the salaries and fees of all officers and trustees of the Trust who are also officers, directors, or employees of Berkshire Capital. For its services, the Adviser receives a fee of 1.50% per year of the average daily net assets of the Fund.


THE PORTFOLIO MANAGER

Mr. Fobes manages the investment program of the Fund and is primarily responsible for the day-to-day management of the Fund's portfolio. He has been the portfolio manager of the Fund since its inception in 1997. Mr. Fobes founded Berkshire Capital in 1993 and is responsible for directing the company's investment programs in both public and private companies located in Silicon Valley. Prior to forming Berkshire Capital, Mr. Fobes was employed by Adobe Systems, Inc., a leading provider of digital publishing and imaging software technologies. Mr. Fobes holds a Bachelor of Science degree in Finance and Economics from San Jose State University in California.


                                                                Prospectus  14

HOW TO BUY AND SELL SHARES


PRICING OF FUND SHARES

The price you pay for a share of the Fund, and the price you receive upon selling or redeeming a share of the Fund, is called the Fund's net asset value ("NAV"). The NAV is calculated by taking the total value of the Fund's assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent:

                             Total Net Assets - Liabilities
           Net Asset Value = ------------------------------
                             Number of Shares Outstanding

The NAV is generally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open. All purchases, redemptions or reinvestments of Fund shares will be priced at the next NAV calculated after your order is received in proper form by the Fund's Transfer Agent, Mutual Shareholder Services. Your order must be placed with the Transfer Agent prior to the close of the trading of the New York Stock Exchange in order to be confirmed for that day's NAV. The Fund's investments are valued at market value or, if a market quotation is not readily available, at the fair value determined in good faith by the Adviser, subject to the review and oversight of the Fund's Board of Trustees. The Fund may use pricing services to determine market value.


                                                                Prospectus  15

INVESTING IN THE FUND

You may purchase shares directly through the Fund's Transfer Agent or through a brokerage firm or other financial institution that has agreed to sell the Fund's shares. If you are investing directly in the Fund for the first time, you will need to establish an account by completing a Shareholder Account Application. (To establish an IRA, complete an IRA Application.) To request an application, call toll-free 1-877-526-0707 or visit our website at www.berkshirefunds.com to download an application. Your initial investment minimum can be found in the table below. The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts. Lower investment minimums are available to investors purchasing shares through a brokerage firm or other financial institution.


MINIMUM INVESTMENTS
=======================================================
                                Initial    Additional
=======================================================
Regular account                 $5,000        $500
Automatic Invesmtent Plan       $2,500        $100*
IRA account                     $2,000        $200
Education IRA                     $500        $100
-------------------------------------------------------
* An Automatic Investment Plan requires a $100 minimum automatic monthly or quarterly investment.

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, credit cards or third party checks will be accepted. A $20 fee will be charged against your account for any payment check returned to the Transfer Agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or the Fund is unable to debit your predesignated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. The Fund (or its agent) has the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund.


[Side panel: Investments made through brokerage firms or other financial institutions: If you invest through a brokerage firm or other financial institution, the policies and fees may be different than those described here. Financial advisers, financial supermarkets, brokerage firms, and other financial institutions may charge transaction and other fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution if you have any questions. Your financial institution is responsible for transmitting your order in a timely manner.]


                                                                Prospectus  16

Your investment in the Fund should be intended to serve as a long-term investment vehicle. The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. The Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading. The Fund also reserves the right to stop offering shares at any time.


TYPES OF ACCOUNT OWNERSHIP

You can establish the following types of accounts by completing a Shareholder Account Application:

*  Individual or Joint Ownership
Individual accounts are owned by one person. Joint accounts have two or more owners.

*  A Gift or Transfer to Minor (UGMA or UTMA)
An UGMA/UTMA account is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA account, you must include the minor's social security number on the application.

*  Trust
An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

*  Business Accounts
Corporation and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of a partnership.


[Side panel: Costs and market timing: Some investors try to profit from "market-timing" - switching money into investments when they expect the market to rise, and taking money out when they expect the market to fall. As money is shifted in and out by market timers, the Fund incurs expenses for buying and selling securities. These costs are borne by all Fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, closely monitoring excessive transactions.]


                                                                Prospectus  17

INSTRUCTIONS FOR OPENING AND ADDING TO AN ACCOUNT
 .........................................................................


TO OPEN AN ACCOUNT                        TO ADD TO AN ACCOUNT
--------------------------------------------------------------------------

BY MAIL                                   BY MAIL
 .........................................................................
Complete and sign the Shareholder         Complete the investment slip
Application or an IRA Application.        that is included with your account
                                          statement, and write your account
Make your check payable to the            number on your check. If you no
Berkshire Focus Fund                      longer have your investment slip,
* For IRA accounts, please                please reference your name, account
  specify the year for which the          number, and address on your check.
  contribution is made.


MAIL YOUR APPLICATION AND CHECK TO:       MAIL THE SLIP AND THE CHECK TO:
 .........................................................................
The Berkshire Focus Fund                  The Berkshire Focus Fund
c/o Mutual Shareholder Services           c/o Mutual Shareholder Services
1301 East Ninth Street, Suite 3600        1301 East Ninth Street, Suite 3600
Cleveland, Ohio 44114                     Cleveland, Ohio 44114

BY OVERNIGHT COURIER, SEND TO:
 .........................................................................
The Berkshire Focus Fund
c/o Mutual Shareholder Services
1301 East Ninth Street, Suite 3600
Cleveland, Ohio 44114


BY TELEPHONE                              BY TELEPHONE
 .........................................................................
Telephone transactions may not be         You must select this service on
used for initial purchases.               your account application before
                                          making your first telephone trans-
                                          action. Thereafter, you may call
                                          1-877-593-8637 to purchase shares
                                          in an existing account. Your pur-
                                          chase will be effective at the NAV
                                          next computed after your instruc-
                                          tion is received in proper form by
                                          the Transfer Agent.


                                                                Prospectus  18

TO OPEN AN ACCOUNT                      TO ADD TO AN ACCOUNT
--------------------------------------------------------------------------

BY WIRE                                 BY WIRE
 ..............................................................................
Call 1-877-593-8637 for instruc-       Send your investment to Fifth Third
tions and to obtain an investor        Bank, N.A. by following the instruc-
account number or an IRA account       tions listed in the column to the left.
number prior to wiring the funds.

Send your investment to Fifth Third
Bank, N.A. with these instructions:
*  Fifth Third Bank, N.A.
*  ABA#: 042000314
*  For Credit to The Berkshire Focus Fund
*  A/C#: 72936510
*  For further credit to:
   Your account number
   Your name
   Your SSN or TIN

TELEPHONE AND WIRE TRANSACTIONS

Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members can be used for telephone purchase transactions. With respect to all transactions made by telephone, the Fund and its Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon telephone instructions, providing written confirmation of all such transactions, and/or tape recording all telephone instructions. If reasonable procedures are followed, then neither the Fund nor the Transfer Agent will be liable for any loss, cost, or expense for acting upon an investor's telephone instructions or for any unauthorized telephone redemption. In any instance where the Fund's Transfer Agent is not reasonably satisfied that instructions received by telephone are genuine, neither the Fund nor the Transfer Agent shall be liable for any losses which may occur because of delay in implementing a transaction.


                                                                Prospectus  19

If you purchase your initial shares by wire, the Transfer Agent first must have received a completed account application and issued an account number to you. The account number must be included in the wiring instructions as set forth on the previous page. The Transfer Agent must receive your account application to establish shareholder privileges and to verify your account information. Payment of redemption proceeds may be delayed and taxes may be withheld unless the Fund receives a properly completed and executed account application.

Shares purchased by wire will be purchased at the NAV next determined after the Transfer Agent receives your wired funds and all required information is provided in the wire instructions. If the Transfer Agent is notified no later than 3:00 p.m. Eastern time of the wire instructions, and the wired funds are received by the Transfer Agent no later than 5:00 p.m. Eastern time, then the shares purchased will be priced at the NAV determined on that business day. If the wire is not received by 5:00 p.m. Eastern time, the purchase will be effective at the NAV next calculated after receipt of the wire.


TAX-DEFERRED PLANS

If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Tax-deferred accounts include retirement plans described on the following page and the Education IRA. Distributions from these plans are generally subject to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account. Complete instructions about how to establish and maintain your tax-deferred retirement plan will be included in the retirement plan kit you receive in the mail.

Fifth Third Bank, N.A., serves as the custodian for the tax-deferred accounts offered by the Fund. You will be charged an annual account maintenance fee of $10 for each tax-deferred account you have with the Fund. You may pay the fee by check or have it automatically deducted from your account (usually in December). The custodian reserves the right to change the amount of the fee or to waive it in whole or part for certain types of accounts.


                                                                Prospectus  20

TYPES OF TAX-DEFERRED ACCOUNTS

*  Traditional IRA
An individual retirement account. Your contribution may or may not be deductible depending on your circumstances. Assets can grow tax-free and distributions are taxable as income.

*  Roth IRA
An IRA with non-deductible contributions, tax-free growth of assets, and tax-free distributions for qualified distributions.

*  Spousal IRA
An IRA funded by a working spouse in the name of a non-earning spouse.

*  Education IRA
This plan allows individuals, subject to certain income limitations, to contribute up to $500 annually on behalf of any child under the age of eighteen.

*  SEP-IRA
An individual retirement account funded by employer contributions. Your assets grow tax-free and distributions are taxable as income.

*  Keogh or Profit Sharing Plans
These plans allow corporations, partnerships and individuals who are self-employed to make tax-deductible contributions of up to $30,000 for each person covered by the plans.

*  403(b) Plans
An arrangement that allows employers of charitable or educational organizations to make voluntary salary reduction contributions to a tax-deferred account.

*  401(k) Plans
Allows employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.


                                                                Prospectus  21

AUTOMATIC INVESTMENT PLANS

By completing the Automatic Investment Plan section of the account application, you may make automatic monthly or quarterly investments ($100 minimum per purchase) in the Fund from your bank or savings account. Your initial investment minimum is $2,500 if you select this option. Shares of the Fund may also be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable a shareholder to have all or a portion of their payroll or Social Security checks transferred automatically to purchase shares of the Fund.


FOR INVESTING
---------------------------------------------------------------------------

AUTOMATIC INVESTMENT PLAN                PAYROLL DIRECT DEPOSIT PLAN
 ...........................................................................

For making automatic investments         For making automatic investments from
from a designated bank account.          your payroll check.


DIVIDEND REINVESTMENT:
 ...........................................................................
All income dividends and capital gains dis-tributions will be automatically reinvested in shares of the Fund unless you indicate otherwise on the account application or in writing.


INSTRUCTIONS FOR SELLING FUND SHARES

You may sell all or part of your shares on any day that the New York Stock Exchange is open for trading. Your shares will be sold at the next NAV per share calculated after your order is received in proper form by the Transfer Agent. The proceeds of your sale may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your sale. Your order will be processed promptly and you will generally receive the proceeds within seven days after receiving your properly completed request. The Fund will not mail any proceeds unless your investment check has cleared the bank, which may take up to fifteen calendar days. This procedure is intended to protect the Fund and its shareholders from loss. If the dollar or share amount requested is greater than the current value of your account, your entire account balance will be redeemed. If you choose to redeem your account in full, any automatic services currently in effect for the account will be terminated unless you indicate otherwise in writing.


                                                                Prospectus  22

TO SELL SHARES
--------------------------------------------------------------------------

By Mail
 ..........................................................................

Write a letter of instruction that includes:
* The names(s) and signature(s) of all account owners.
* Your account number.
* The dollar or share amount you want to sell.
* Where to send the proceeds.
* If redeeming from your IRA, please note applicable withholding requirements.
* Obtain a signature guarantee or other documentation, if required.


MAIL YOUR REQUEST TO:                     BY OVERNIGHT COURIER, SEND TO:
 .........................................................................
The Berkshire Focus Fund                  The Berkshire Focus Fund
c/o Mutual Shareholder Services           c/o Mutual Shareholder Services
1301 East Ninth Street, Suite 3600        1301 East Ninth Street, Suite 3600
Cleveland, Ohio 44114                     Cleveland, Ohio 44114


BY TELEPHONE
 .........................................................................
* You will automatically be granted      * You will not be able to redeem by
  telephone redemption priviledges         telephone and have a check sent to
  unless you decline them in writing       your address of record for a period
  or indicate on the appropriate sec-      of 15 days following an address
  tion of the account application that     change.
  you decline this option. Otherwise,
  you may redeem Fund shares by          * Unless you decline telephone
  calling 1-877-593-8637. Redemption       privileges in writing or on your
  proceeds will only be mailed to your     account applcation, as long as the
  address of record.                       Fund takes reasonable measures to
                                           verify the order, you may be
* You may redeem a maximum of              responsible for any fraudulent
  $50,000 per day by telephone.            telephone order.


For specific information on how to redeem your account, and to determine if a signature guarantee or other documentation is required, please call toll-free in the U.S. 1-877-593-8637.


                                                                 Prospectus 23

ADDITIONAL REDEMPTION INFORMATION


SIGNATURE GUARANTEES

Signature guarantees are designed to protect both you and the Fund from fraud. A signature guarantee of each owner is required to redeem shares in the following situations:

*  If you change ownership on your account.

* If you request the redemption proceeds to be sent to a different address than that registered on the account.

* If the proceeds are to be made payable to someone other than the account's owner(s).

* If a change of address request has been received by the Transfer Agent within the last 15 days.

*  If you wish to redeem $50,000 or more from any shareholder account.

Signature guarantees can be obtained from most banks, savings and loan associations, trust companies, credit unions, broker/dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A notary public cannot provide signature guarantees.

The Fund reserves the right to require a signature guarantee under other circumstances or to delay a redemption when permitted by federal law. For more information pertaining to signature guarantees, please call 1-877-593-8637.


CORPORATE, TRUST AND OTHER ACCOUNTS

Redemption requests from corporate, trusts, and other accounts may require documents in addition to those described above, evidencing the authority of the officers, trustees or others. In order to avoid delays in processing redemption requests for these accounts, you should call the Transfer Agent at 1-877-593-8637 to determine what additional documents are required.


[Side panel: What is a redemption? A redemption is a sale by you to the Fund of some or all of your shares. The price per share you receive when you redeem Fund shares may be more or less than the price at which you purchased those shares. When you redeem your shares, you will generally have a gain or loss, depending upon whether the amount you receive for your shares is more or less than your cost or other basis in the shares.]

[Side panel: Redemption in kind: The Fund intends to make payments for all redemptions in cash. However, if the Fund believes that conditions exist which make cash payments detrimental to the best interests of the Fund, payment for shares redeemed may be made in whole or in part through a distribution of portfolio securities chosen by the Adviser under the supervision of the Board of Trustees. If payment is made in securities, shareholders may incur transaction costs in converting these securities into cash after they have redeemed their shares.]


                                                                Prospectus  24

ADDRESS CHANGES

To change the address on your account, call the Transfer Agent at 1-877-593-8637 or send a written request signed by all account owners. Include the account number(s) and name(s) on the account and both the old and new addresses. Certain options may be suspended for a period of 15 days following an address change.


TRANSFER OF OWNERSHIP

In order to change the account registration or transfer ownership of an account, additional documents will be required. In order to avoid delays in processing these requests, you should call the Transfer Agent at 1-877-593-8637 to determine what additional documents are required.


REDEMPTION INITIATED BY THE FUND

Because there are certain fixed costs involved with maintaining your account, the Fund may require you to redeem all of your shares if your account balance falls below $2,500. After your account balance falls below the minimum balance, you will receive a notification from the Fund indicating its intent to close your account along with instructions on how to increase the value of your account to the minimum amount within 60 days. If your account balance is still below $2,500 after 60 days, the Fund may close your account and send you the proceeds. This minimum balance requirement does not apply to IRAs and other tax-sheltered investment accounts. The right of redemption by the Fund will not apply if the value of your account balance falls below $2,500 because of market performance. The Fund reserves the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Fund.


                                                                Prospectus  25

SHAREHOLDER COMMUNICATIONS

ACCOUNT STATEMENTS. Every quarter, shareholders of the Fund will automatically receive regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

CONFIRMATIONS. Confirmation statements will be sent after each transaction that affects your account balance or account registration.

REGULATORY MAILINGS. Financial reports will be sent at least semiannually. Annual reports will include audited financial statements. To reduce expenses, one copy of each report will be mailed to each taxpayer identification number even though the investor may have more than one account in the Fund.


DIVIDENDS AND DISTRIBUTIONS

The Fund intends to pay distributions on an annual basis and expects that distributions will consist primarily of capital gains. You may elect to reinvest income dividends and capital gain distributions in the form of additional shares of the Fund or receive these distributions in cash. Dividends and distributions from the Fund are automatically reinvested in the Fund, unless you elect to have dividends paid in cash. Reinvested dividends and distributions receive the same tax treatment as those paid in cash. If you are interested in changing your election, you may call the Transfer Agent at 1-877-593-8637 or send a written notification to The Berkshire Focus Fund, c/o Mutual Shareholder Services, 1301 East Ninth Street, Suite 3600 Cleveland, Ohio 44114.


[Side panel: What is a distribution? As a shareholder, you are entitled to your share of the Fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from both the dividends that the Fund earns from its holdings and interest it receives from its money market and bond investments. Capital gains are realized when the Fund sells securities for higher prices than it paid for them. The capital gains are either short-term or long-term depending on whether the Fund held the securities for less than or more than one year.]

[Side panel: When the fund makes a distribution to its shareholders, the share price of the Fund drops by the amount of the distribution, net of any market fluctuations.]


                                                                Prospectus  26

TAXES

Fund dividends and distributions are taxable to most investors (unless your investment is in an IRA or other tax-advantaged account). Dividends paid by the Fund out of net ordinary income and distributions of net short-term capital gains are taxable to the shareholders as ordinary income.

Distributions by the Fund of net long-term capital gains to shareholders are generally taxable to the shareholders at the applicable long-term capital gains rate, regardless of how long the shareholder has held shares of the Fund.

Redemptions of shares of the Fund are taxable events which you may realize as a gain or loss. The amount of the gain or loss and the rate of tax will depend mainly upon the amount paid for the shares, the amount received from the sale, and how long the shares were held.

The Fund's distributions may be subject to federal income tax whether received in cash or reinvested in additional shares. In addition to federal taxes, you may be subject to state and local taxes on distributions.

Because   everyone's  tax  situation  is  unique,  always  consult  your  tax professional about federal, state, and local tax consequences of an investment in the Fund.


[Side panel: "Buying a Dividend" If you purchase shares of the Fund just before it makes a distribution, you will pay the full price for the shares and then receive a portion back in the form of a taxable distribution. This is referred to as "buying a dividend." In order to avoid paying unnecessary taxes as a result of the distribution, check the Fund's distribution schedule before you invest.]


                                                                Prospectus  27

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by McCurdy & Associates CPA's, Inc., whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request and incorporated by reference in the Statement of Additional Information.



Berkshire Focus Fund (for the period ended December 31, 1998)
----------------------------------------------------------------------------
Per Share Data for a Share Outstanding
Throughout Each Period
                                                      Year          Period (a)
                                                     Ended           Ended
                                                   12/31/98        12/31/97
                                                   --------        --------
NET ASSET VALUE, BEGINNING OF PERIOD:                $ 8.64        $ 10.00

INCOME FROM INVESTMENT OPERATIONS:
    Net investment income ....................          .03            .10
    Net realized and unrealized
      gains (losses) on investments ..........         8.97         (1.36)
                                                       ----          -----
Total from investment operations .............         9.00           8.74

DISTRIBUTIONS:
    Dividends (from net investment income) ...        (.02)          (.10)
    Distributions (from capital gains) .......       (1.18)              0
                                                      -----          -----
Total distributions ..........................       (1.20)          (.10)
                                                      -----          -----

NET ASSET VALUE, END OF PERIOD:                     $ 16.44         $ 8.64
                                                      =====           ====



TOTAL RETURN - Note (6) ......................      104.17%       (12.60%)(b)




SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ....................    $ 352,988      $ 101,412
    Ratio of expenses to
      average net assets(c) ..................        1.93%          1.00%(b)
    Ratio of expenses to
      average net assets(d) ..................           0%             0%
    Ratio of net investment income to
      average net assets(c) ..................      (1.66%)          0.12%(b)
    Ratio of net investment income to
      average net assets(d) ..................        0.26%          1.12%(b)
    Portfolio turnover rate ..................         136%            13%(b)


(a) Represents the period from the commencement of operations
    (July 1, 1997) to December 31, 1997.
(b) Not annualized.
(c) Before fee waiver.
(d) After fee waiver.


                                                                Prospectus  28

THE BERKSHIRE FUNDS
THE BERKSHIRE FOCUS FUND
--------------------------

BOARD OF TRUSTEES
Malcolm R. Fobes III, Chairman
Ronald G. Seger
Leland F. Smith
Andrew W. Broer

INVESTMENT ADVISER AND ADMINISTRATOR
Berkshire Capital Holdings, Inc.

LEGAL COUNSEL
Brown, Cummins & Brown Co., L.P.A.

INDEPENDENT AUDITOR
McCurdy & Associates CPA's Inc.

TRANSFER AND DIVIDEND DISBURSING AGENT
Mutual Shareholder Services

CUSTODIAN
Fifth Third Bank, N.A.


                                                                Prospectus  29

[Back cover page]


THE BERKSHIRE FUNDS
THE BERKSHIRE FOCUS FUND
------------------------


WHERE TO GO FOR INFORMATION
---------------------------
For shareholder inquiries, please call toll-free in the U.S. at 1-877-526-0707. You will find more information about the Berkshire Focus Fund in the following documents:


ANNUAL AND SEMIANNUAL REPORTS
-----------------------------
Our annual and semiannual reports list the holdings of the Fund, describe the Fund's performance, include financial statements for the Fund, and discuss the market conditions and strategies that significantly affected the Fund's performance


STATEMENT OF ADDITIONAL INFORMATION
-----------------------------------
The Statement of Additional Information contains additional and more detailed information about the Fund, and is considered to be a part of this Prospectus.


THERE ARE THREE WAYS TO GET A COPY OF THESE DOCUMENTS
-----------------------------------------------------

1. Call or write for one, and a copy will be sent without charge.
   The Berkshire Funds
   475 Milan Drive, Suite #103
   San Jose, CA 95134
   1-877-526-0707
   www.berkshirefunds.com

2. Call or write the Public Reference Section of the Securities and Exchange Commission ("SEC") and ask them to mail you a copy. The SEC charges a fee for this service. You can also visit the Public Reference Section and copy the documents while you are there. Information about the Public Reference Section may be obtained by calling the number below.
   Public Reference Section of the SEC
   Washington D.C. 20549-6009
   1-800-SEC-0330

3. Go to the SEC's website (www.sec.gov) and download a text-only version.



THE BERKSHIRE FUNDS - SEC file number 811-08043
------------------------------------------------


                                                                Prospectus  30

                             THE BERKSHIRE FUNDS
                             BERKSHIRE FOCUS FUND
                          475 Milan Drive, Suite #103
                        San Jose, California 95134-2453
                                (877) 526-0707


                      STATEMENT OF ADDITIONAL INFORMATION
                                  MAY 3, 1999


This Statement of Additional Information ("SAI") is not a Prospectus, but is to be read in conjunction with the Prospectus for the Berkshire Focus Fund dated May 3, 1999 ("Prospectus"). This SAI incorporates by reference the Trust's Annual Report to Shareholders for the fiscal year ended December 31, 1998 ("Annual Report"). To obtain a free copy of the Prospectus or Annual Report, please write or call the Fund at the address or phone number referenced above.



                                TABLE OF CONTENTS

THE FUND.....................................................................1
CAPITAL STRUCTURE............................................................1
CONCENTRATION AND NON-DIVERSIFICATION POLICY.................................1
TAX STATUS...................................................................2
INVESTMENT RESTRICTIONS......................................................2
INVESTMENT ADVISER...........................................................6
ADVISORY AND ADMINISTRATION AGREEMENTS.......................................6
MANAGEMENT OF THE FUND.......................................................8
REMUNERATION OF OFFICERS AND TRUSTEES........................................9
PRINCIPAL SECURITY HOLDERS...................................................9
REDEMPTION OF SHARES.........................................................9
PERFORMANCE INFORMATION......................................................9
PORTFOLIO TRANSACTIONS AND BROKERAGE........................................12
CUSTODIAN...................................................................13
TRANSFER AGENT..............................................................13
AUDITORS....................................................................14
FINANCIAL STATEMENTS........................................................14


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THE FUND

The Berkshire Focus Fund (until February 9, 1999, known as Berkshire Capital Growth & Value Fund) (the "Fund"), is an open-end, non-diversified series of The Berkshire Funds (until February 9, 1999, known as the Berkshire Capital Investment Trust) (the "Trust"). The Trust was organized on November 25, 1996 as a Delaware business trust and is authorized to issue an indefinite number of shares of beneficial interest. The Board of Trustees of the Trust is responsible for managing the business affairs of the Fund.


CAPITAL STRUCTURE

At present the Fund is the only series authorized by the Trust. The Board of Trustees may authorize the creation of additional series without shareholder approval.

All shares, when issued, will be fully paid and non-assessable and will be redeemable and freely transferable. All shares have equal voting rights and can be issued as full or fractional shares. A fractional share has pro rata the same kind of rights and privileges as a full share. The shares possess no preemptive or conversion rights.

Each shareholder has one vote for each share held irrespective of the relative net asset value of the shares. Each share has equal dividend, distribution and liquidation rights. The voting rights of the shareholders are non-cumulative, so that holders of more than 50% of the shares can elect all trustees being elected. On some issues, such as election of trustees, all shares of the Fund vote together as one series. In the event that the Trust authorizes additional series of shares as separate funds, on issues affecting only a particular fund, the shares of the affected fund will vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one fund.


CONCENTRATION AND NON-DIVERSIFICATION POLICY

Concentration: The Fund will concentrate its investments in the equity securities of companies in the technology industry. Concentration requires the Fund to invest 25% or more of the value of its total assets in securities of issuers in a particular industry. Companies in the technology industry shall include businesses which are principally engaged in the development, production, or distribution of products or services related to the following business segments: Computers, Computer Peripherals, Semiconductors, Software, Telecommunications and Mass Storage Devices. In some future period or periods, due to adverse economic conditions in the technology industry, the Fund may temporarily have less than 25% of the value of its assets invested in that industry. At such times the Adviser may adopt a temporary defensive posture and recommend the Fund invest in money market instruments or U.S. Government obligations. As a result of such concentration in the technology industry, the Fund's shares may fluctuate more widely than the value of shares of a portfolio which invests in a broader range of industries.

Non-Diversification: The Fund is classified as being non-diversified which means that it has the ability to take larger positions in a smaller number of securities than a diversified fund. The Fund, therefore, may be more susceptible to risk of loss than a more widely diversified fund as a result of a single economic, political, or regulatory occurrence. The policy of the Fund is one of selective investments rather than broad diversification. The Fund seeks only enough diversification for adequate representation among what it considers to be the best performing securities and to maintain its federal non-taxable status under Subchapter M of the Internal Revenue Code.


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TAX STATUS

Under the provisions of Subchapter M of the Internal Revenue Code of 1986 as amended, the Fund intends to pay out substantially all of its investment income and realized capital gains. As a result, the Fund intends to be relieved of federal income tax on the amounts distributed to shareholders. Distribution of any net long-term capital gains realized by the Fund will be taxable to the shareholder as long-term capital gains regardless of the length of time Fund shares have been held by the investor. All income realized by the Fund, including short-term capital gains, will be taxable to the shareholder as ordinary income. Dividends from net income will be made annually or more frequently at the discretion of the Fund's Board of Trustees and will automatically be reinvested in additional Fund shares at net asset value, unless the shareholder has elected to receive payment in the form of cash. Dividends received shortly after purchase of shares by an investor will have the effect of reducing the per share net asset value of the shares by the amount of such dividends or distributions and, although in effect a return of capital, are subject to federal income taxes.

The Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement you must certify on the Shareholder Purchase Application supplied by the Fund, that your Social Security or Taxpayer Identification Number is correct and that you are not currently subject to back-up withholding or otherwise certify that you are exempt from back-up withholding.


INVESTMENT RESTRICTIONS

The Fund has adopted the following fundamental investment restrictions. These restrictions cannot be changed without approval by the holders of a majority of the outstanding voting securities of the Fund. As defined in the Investment Company Act of 1940 (the "Act"), the "vote of a majority of the outstanding voting securities" means the lesser of the vote of (i) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may not:

(a) Act as underwriter for securities of other issuers except insofar as the Fund may be deemed an underwriter in selling its own portfolio securities.

(b) Borrow money or purchase securities on margin except for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an aggregate amount not exceeding 25% of the value of the Fund's total assets at the time any borrowing is made. While the Fund's borrowings are in excess of 5% of its total assets, the Fund will not purchase any additional portfolio securities.

(c)  Sell securities short.

(d) Invest in securities of other investment companies except as part of a merger, consolidation, or purchase of assets approved by the Fund's shareholders or by purchases with no more than 10% of the Fund's assets in the open market involving only customary broker's commissions.

(e) Make investments in commodities, commodity contracts or real estate although the Fund may purchase and sell securities of companies which deal in real estate or interests therein.

(f) Make loans. The purchase of a portion of a readily marketable issue of publicly distributed bonds, debentures or other debt securities will not be considered the making of a loan.


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(g)  Acquire  more  than 10% of the securities of any class of another issuer, treating all preferred securities of an issuer as a single class and all debt securities as a single class, or acquire more than 10% of the voting securities of another issuer.

(h)  Invest in companies for the purpose of acquiring control.

(i) Purchase or retain securities of any issuer if those officers, directors or trustees of the Fund or its Investment Adviser individually owns more than 1/2 of 1% of any class of security or collectively own more than 5% of such class of securities of such issuer.

(j)  Pledge, mortgage or hypothecate any of its assets.

(k) Invest in securities which may be subject to registration under the Securities Act of 1933 prior to sale to the public or which are not at the time of purchase readily saleable.

(l) Invest more than 10% of the total Fund assets, taken at market value at the time of purchase, in securities of companies with less than three years' continuous operation, including the operations of any predecessor.

(m)  Issue senior securities.

(n) Acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of securities of companies in the electronic technology industry.

With respect to fundamental restriction (n) above, companies in the electronic technology industry shall be defined as businesses which are principally engaged in the development, production, or distribution of products or services related to the following business segments: Computers, Computer Peripherals, Semiconductors, Software, Telecommunications and Mass Storage Devices.


OTHER INVESTMENTS:

In connection with its investment objective and policies the Fund may invest in the following types of securities which can involve certain risks:

U.S. GOVERNMENT OBLIGATIONS: The Fund may purchase obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Such securities will typically include, without limitation, U.S. Treasury securities such as Treasury Bills, Treasury Notes or Treasury Bonds that differ in their interest rates, maturities and times of issuance. U.S. government obligations may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (FNMA) are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

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WARRANTS:  The  Fund  may  purchase  warrants,  valued at the lower of cost or market, but only to the extent that such purchase does not exceed 5% of the Fund's net assets at the time of purchase. Included within that amount, but not to exceed 2% of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchanges.

FOREIGN INVESTMENTS. Subject to the limitations described in the prospectus, the Fund may invest in foreign securities. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, generally are higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may invoke increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It also may be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Adviser will be able to anticipate or counter these potential events and their impacts on the Fund's share price.

American Depository Receipts and European Depository Receipts ("ADRs" and "EDRs") are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national market and currencies.

OPTION TRANSACTIONS. The Fund may engage in option transactions involving individual securities and market indexes. An option involves either (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option, or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and market indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a market index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting

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purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. Call options on securities which the Fund sells (writes) will be covered or secured, which means that it will own the underlying security in the case of a call option; will segregate with the Custodian high quality liquid debt obligations equal to the option exercise price in the case of a put option; or for an option on a stock index, will hold a portfolio of securities substantially replicating the movement of the index (or, to the extent it does not hold such a portfolio, will maintain a segregated account with the Custodian of high quality liquid debt obligations equal to the market value of the option, marked to market daily). When the Fund writes options, it may be required to maintain a margin account, to pledge the underlying securities or U.S. government obligations or to deposit assets in escrow with the Custodian.

The purchase and writing of options involves certain risks. The purchase of options limits the Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline.

When the Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that the Fund can effect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if the Fund does not exercise the option or, in the case of over-the-counter options, the writer does not perform its obligations.

FIXED INCOME SECURITIES: Fixed income securities include corporate debt securities, U.S. government securities, mortgage-backed securities, zero coupon bonds, asset-backed and receivable-backed securities and participation interests in such securities. Preferred stock and certain common stock equivalents may also be considered to be fixed income securities. Fixed income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

REPURCHASE AGREEMENTS: A repurchase agreement is a short term investment in which the purchaser acquires ownership of a U.S. Government security (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which a Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, a Fund could experience both delays in liquidating the underlying security and losses in value. However, the Funds intend to enter into repurchase agreements only with the Trust's custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser (subject to review by the Board of Trustees) to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which a Fund engages in repurchase transactions, and a Fund will not invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

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WHEN ISSUED SECURITIES AND FORWARD COMMITMENTS: The Fund may buy and sell securities on a when-issued or delayed delivery basis, with payment and delivery taking place at a future date. The price and interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. The Fund may enter into such forward commitments if it holds, and maintains until the settlement date in a separate account at the Fund's Custodian, cash or U.S. government securities in an amount sufficient to meet the purchase price. The Fund will not invest more than 25% of its total assets in forward commitments. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Any change in value could increase fluctuations in the Fund's share price and yield. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, the Fund may dispose of a commitment prior to the settlement if the Adviser deems it appropriate to do so.


INVESTMENT ADVISER

The Fund retains Berkshire Capital Holdings, Inc., 475 Milan Drive, Suite #103, San Jose, California 95134-2453, as its investment adviser (the "Adviser"). The Adviser is a California corporation founded in February 1993. The company is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The corporation is controlled and wholly-owned by Malcolm R. Fobes III and Ronald G. Seger.

Malcolm R. Fobes III has had the direct responsibility for the overall strategic management of the Fund's portfolio and its administration since the Fund's inception. Mr. Fobes founded Berkshire Capital Holdings, Inc. in 1993, has served as Chairman of the Board and Chief Executive Officer since the company's inception, and has been responsible for the direction of the company's investments in both private and publicly-held concerns. Mr. Fobes has a B.S. degree in Finance and a minor in Economics from San Jose State University in California. In addition to founding the company in 1993, Mr. Fobes was also simultaneously retained by Adobe systems, Inc., a high-technology software development firm, as a technical support engineer from May 1991 to November 1994. Mr. Fobes has served exclusively in the capacity of Chairman and Chief Executive Officer of the Adviser from November 1994 to present. Ronald G. Seger has served as Secretary and member of the Board of Directors of the Adviser since September 1996. Both Mr. Fobes and Mr. Seger also serve as Trustees of the Fund.


ADVISORY AND ADMINISTRATION AGREEMENTS

On October 26, 1997 the Board of Trustees unanimously approved an investment advisory contract (the "Advisory Agreement") and a separate administration contract (the "Administration Agreement") with Berkshire Capital Holdings, Inc.

Under the Advisory Agreement, Berkshire Capital Holdings, Inc. will determine what securities will be purchased, retained or sold by the Fund on the basis of a continuous review of its portfolio. Mr. Fobes, will have the direct responsibility of managing the composition of the Fund's portfolio in accordance with the Fund's investment objective. Pursuant to its contract with the Fund, the Adviser must, among other requirements, (i) render research, statistical and advisory services to the Fund, (ii) make specific recommendations based on the Fund's investment requirements, and (iii) pay salaries of the Fund's employees who may be officers, directors or employees of the Adviser. The Adviser has paid the initial organizational costs of the Fund and will reimburse the Fund for any and all losses incurred because of purchase reneges.

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The  Adviser is paid a fee of 1.5% per year on the net assets of the Fund. All fees are computed on the average daily closing net asset value of the Fund and are payable monthly. The Adviser may at its discretion, forego sufficient fees which would have the effect of lowering the Fund's expense ratio and
increasing   the   yield   to  shareholders.  For  the  period  July  1,  1997
(commencement of operations) to December 31, 1997, and the fiscal year ended December 31, 1998, the Adviser voluntarily waived all of its fees. The Adviser does not intend to waive its fees in 1999.

Under the Administration Agreement, Berkshire Capital Holdings, Inc. ("Berkshire Capital") renders all administrative and supervisory services to the Fund. Berkshire Capital oversees the maintenance of all books and records with respect to the Fund's securities transactions and the Fund's book of accounts in accordance with all applicable federal and state laws and regulations. Berkshire Capital also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records and other records which are required pursuant to Rule 31a-1 promulgated under the 1940 Act. Berkshire Capital is also responsible for the equipment, staff, office space and facilities necessary to perform its obligations. The Fund assumes all other expenses except to the extent of those paid by the Investment Adviser.

Under the Administration Agreement, Berkshire Capital assumes and pays all ordinary expenses of the Fund. Examples of such expenses include: (a)
organizational costs, (b) compensation of the Adviser's personnel, (c) compensation of any of the Fund's trustees, officers or employees who are not interested persons of the Investment Adviser or its affiliates, (d) fees and expenses of registering the Fund's shares under the federal securities laws and of qualifying its shares under applicable state Blue Sky laws, including expenses attendant upon renewing such registrations and qualifications, (e) insurance premiums, (f) fidelity bonds, (g) accounting and bookkeeping costs and expenses necessary to maintain the Fund's books and records, (h) outside auditing and ordinary legal expenses, (i) all costs associated with shareholders meetings and the preparation and dissemination of proxy solicitation materials, (j) costs of printing and distribution of the Fund's Prospectus and other shareholder information to existing shareholders, (k) charges, if any, of custodian and dividend disbursing agent's fees, (l) industry association fees, and (m) costs of independent pricing services and calculation of daily net asset value. The Investment Adviser may, at its discretion, assume any additional expenses ordinarily assumed by the Fund when it determines that such action is in the best interest of the shareholders. Any extraordinary and non-recurring expenses shall be paid by the Fund.

Pursuant to the Administration Agreement, Berkshire Capital receives a fee which is paid monthly at an annual rate of 0.50% of the Fund's average daily net assets up to $50 million, 0.45% of such assets from $50 million to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion, and 0.30% of such assets in excess of $1 billion. For the period July 1, 1997 (commencement of operations) to December 31, 1997 and for the fiscal year ended December 31, 1998, Berkshire Capital voluntarily waived all fees due for its services as Administrator. Berkshire Capital does not intend to waive its fees in 1999.

The Adviser may act as an investment adviser and administrator to other persons, firms, or corporations (including investment companies), and may have numerous advisory clients besides the Fund.

The Advisory Contract and the Administration Agreement are terminable on 60 days' written notice, without penalty, by a vote of a majority of the Fund's outstanding shares or by vote of a majority of the Fund's entire Board of Trustees, or by the Investment Adviser on 60 days' written notice, and automatically terminates in the event of its assignment.

MANAGEMENT OF THE FUND

The business of the Fund is managed under the direction of its Board of Trustees in accordance with Section 3.2 of the Declaration of Trust of Berkshire Capital Investment Trust, which Declaration of Trust has been filed with the Securities and Exchange Commission and is available upon request. Pursuant to Section 2.6 of the Declaration of Trust, the trustees shall elect officers including a president, secretary and treasurer. The Board of Trustees retains the power to conduct, operate and carry on the business of the Fund and has the power to incur and pay any expenses which, in the opinion of the Board of Trustees, are necessary or incidental to carry out any of the Fund's purposes. The trustees, officers, employees and agents of the Fund, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The trustees and officers, together with their addresses, age, principal occupations during the past five years are as follows:

                                             Principal Occupation
Name and Address           Position          Past 5 Years
=====================      =========         =================================

*Malcolm R. Fobes III      Trustee and       Berkshire Capital Holdings, Inc.;
475 Milan Drive            President,        Chairman & CEO
Suite #103                 Treasurer and     Adobe Systems, Inc.;
San Jose, CA 95134         Chief Financial   Technical Support Engineer
Date of Birth: 1964        Officer

*Ronald G. Seger           Trustee and       Ronald G. Seger, O.D.;
1150 W. El Camino Real     Secretary         Optometrist
Mountain View, CA 94040
Date of Birth: 1950

Leland F. Smith            Trustee         **Corporate Asset Strategies, Inc.;
P.O. Box 3539                                Chairman & CEO
Sunriver, OR 97707                           Elesco, Ltd.;
Date of Birth: 1939                          Chairman & CEO

Andrew W. Broer            Trustee           Cisco Systems, Inc.;
325 East Tasman Drive                        Data Center Manager
San Jose, CA 95134                           Taligent, Inc.;
Date of Birth: 1965                          Software Integration Engineer


*Trustees  of  the  Fund who are considered "interested persons" as defined in
Section 2(a)(19) of the Investment Company Act of 1940 by virtue of their affiliation with the Investment Adviser.

**Corporate Asset Strategies, Inc. provides consulting services in the field of corporate real estate management.

REMUNERATION OF OFFICERS AND TRUSTEES

Trustee fees are Trust expenses. The Trust does not intend to pay fees to the Trustees for the fiscal year ended December 31, 1999, but may pay fees in the future. The compensation paid to the Trustees for the first full year of the Trust ended December 31, 1998 is set forth in the following table:


              ===============================================
                                      Total Compensation from
                                      Trust (the Trust is not
              Name                    in a Fund Complex)
              ===============================================
              Malcolm R. Fobes III             0
              Ronald G. Seger                  0
              Leland F. Smith                  0
              Andrew W. Broer                  0


PRINCIPAL SECURITY HOLDERS

As of April 19, 1999, the following persons owned of record 5% or more of the shares of the Fund: National Investors Services Corp., 55 Water Street, 32nd Floor, New York, NY - 25.63%; Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ - 13.04%.

As of April 19, 1999, the Trustees and officers of the Trust owned of record or beneficially 7.24% of the Fund's outstanding shares.

REDEMPTION OF SHARES

The Fund has made an election under Rule 18f-1 whereby the Fund may pay for shares redeemed in part through a distribution of portfolio securities. Pursuant to Rule 18f-1, the Fund must pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the net value of the Fund at the beginning of such period. Any such distributions will be taxable to the shareholder.

The  Fund  may  redeem  its  shares  if  the Board of Trustees determines that failure to do so may have materially adverse consequences to fund shareholders, such as in a situation where fund expenses on a per share basis are deemed to be excessive.

PERFORMANCE INFORMATION

The Fund's total returns are based on the overall dollar or percentage change in value of a hypothetical investment in the Fund, assuming all dividends and distributions are reinvested. Average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period presented. Because average annual total returns tend to smooth out variations in the Fund's returns, investors should recognize that they are not the same as actual year-by-year returns. Average annual return is based on historical earnings and is not intended to indicate future performance.

For the purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to other relevant market indices in advertisements, performance will be stated in terms of average annual total return. Under regulations adopted by the Securities and Exchange Commission, funds that intend to advertise performance must include average annual total return quotations calculated according to the following formula:

                                    n
                              P(1+T)  = ERV

Where:
         P = a hypothetical initial payment of $1,000
         T = average annual total return
         n = number of years (1, 5, or 10)
         ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year period, at the end of such period (or fractional portion thereof).

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5, and 10 year periods of the Fund's existence or shorter periods dating from the commencement of Fund registration. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Additionally, redemption of shares is assumed to occur at the end of each applicable time period.

The foregoing information should be considered in light of the Fund's investment objectives and policies, as well as the risks incurred in the Fund's investment practices. The Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. Future results will be affected by the future composition of the Fund's portfolio, as well as by changes in the general level of interest rates, and general economic and other market conditions.

The average annual total return of the Fund for the period July 1, 1997 (commencement of operations) to December 31, 1998 was 46.46% and for the fiscal year ended December 31, 1998 was 104.17%.

The Fund may also advertise total return which is calculated differently from average annual total return. Total return performance for a specific period (year to date, calendar quarter, fiscal year or portion thereof) is calculated by taking the initial investment in the Fund's shares on the first day of the period and the redeemable value of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. A quotation of the Fund's total return will always be accompanied by the Fund's average annual total return. The total returns for the Fund for various periods are as follows:

                          PERIOD ENDED
                          ------------
                          December 31, 1997(a)    -12.60%
                          December 31, 1998(b)     58.06%
                          December 31, 1998(c)    104.17%
                          December 31, 1998(d)     77.40%

(a) From July 1, 1997 to December 31, 1997.
(b) From September 30, 1998 to December 31, 1998.
(c) From December 31, 1997 to December 31, 1998.
(d) From July 1, 1997 to December 31, 1998.

The Fund may also advertise performance information (a "non-standardized quotation") which is calculated differently from "average annual total return." A non-standardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A non-standardized quotation may also be an average annual compounded rate of return over a specified period, which may be a period different from those specified for "average annual total return." In addition, a non-standardized quotation may be an indication of the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period. A non-standardized quotation will always be accompanied by the Fund's "average annual total return" as described above.

Performance information for the Fund may be compared, in reports and promotional literature, to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. Examples include, but are not limited to the Dow Jones Industrial Average (DJIA), Standard & Poor's 500 Composite Stock Price Index (S&P 500), the NASDAQ Composite Index (NASDAQ Composite) and the Russell 2000 Index. The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely held stocks listed on the New York Stock Exchange. The S&P 500 Index is an unmanaged index of 500 stocks, the purpose of which is to portray the pattern of common stock price movement. The NASDAQ Composite Index is an unmanaged index which averages the trading prices of more than 3,000 domestic over-the-counter companies. The Russell 2000 Index, representing approximately 11% of the U.S. equity market, is an unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks in the Russell 3000 Index (an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization representing approximately 98% of the U.S. publicly-traded equity market).

In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

From time to time, in marketing and other fund literature, the Fund's performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper Analytical Services, Inc. ("Lipper"), a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gain dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. The Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. The Fund's performance may also be compared to the average performance of its Lipper category.

The Fund's performance may also be compared to the performance of other mutual funds by Morningstar, Inc. which ranks funds on the basis of historical risk and total return. Morningstar's rankings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for three, five and ten year periods. Ranks are not absolute or necessarily predictive of future performance. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.


PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees of the Trust, the Investment Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Investment Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Investment Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Investment Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Investment Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Investment Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Investment Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Investment Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Investment Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Investment Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Investment Adviser that the review and study of the research and other information will not reduce the overall cost to the Investment Adviser of performing its duties to the Fund under the Agreement.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

For the period July 1, 1997 (commencement of operations) to December 31, 1997 and for the fiscal year ended December 31, 1998, the Fund paid brokerage commissions of $1,941.00 and $2,650.98, respectively.


CUSTODIAN

Fifth Third Bank, N.A., 38 Fountain Square Plaza, Cincinnati, Ohio 45263 has been retained to act as Custodian of the Trust's investments. The Custodian Acts as the Trust's depository, safekeeps its portfolio securities and investments, collects all income and other payments with respect thereto, disburses funds a the Fund's request and maintains records in connection with its duties.


TRANSFER AGENT

The Trust has entered into an agreement with Maxus Information Systems, Inc. (d/b/a Mutual Shareholder Services), 1301 East Ninth Street, Suite 3600, Cleveland, Ohio, 44114 ("Maxus"), for Maxus to act as The Fund's transfer agent, effective upon conversion of all records, and to provide The Trust with accounting services, record-keeping and shareholder service functions. The conversion was completed in January, 1999. Until the conversion, Berkshire Capital acted as the Trust's transfer agent and dividend paying agent. For its services as fund accountant, Maxus receives an annual fee from Berkshire Capital based upon the average value of the Fund, with a maximum annual fee of $59,250. At Fund net asset values averaging less than $25 million, the annual fee would be $21,000. For all other services provided, Maxus receives from Berkshire Capital an annual fee of $9.25 per shareholder (with a minimum charge of $775 per month) for shareholders services provided and a monthly fee of $12 per state for state registration and qualification of Fund shares provided.

AUDITORS

The firm of McCurdy & Associates CPA's, Inc., 27955 Clemens Road, Westlake, Ohio 44145 has been selected as independent auditors for the Trust for the year ending December 31, 1999. McCurdy & Associates CPA's, Inc. performs an annual audit of the Trust's financial statements and provides financial, tax and accounting consulting services as requested.


FINANCIAL STATEMENTS

The financial statements and independent auditors report required to be included in the Statement of Additional Information are incorporated herein by reference to the Trust's Annual Report to Shareholders for the fiscal year ended December 31, 1998. The Trust will provide the Annual Report without charge at written or telephone request.